UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act File Number:

811-21432

Reaves Utility Income Fund

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1850

Denver, CO 80290

(Address of Principal Executive Offices) (Zip Code)

Chris Moore

Reaves Utility Income Fund

1700 Broadway, Suite 1850

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

800.644.5571

Date of Fiscal Year End: October 31st

Date of Reporting Period: November 1, 2022 - April 30, 2023

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

UTG Reaves

Utility Income Fund

Semi-Annual Report
2023

Section 19(b) Disclosure

April 30, 2023 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.19 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to the Additional Information section of this report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Statement of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	19
Additional Information	26

Semi-Annual Report | April 30, 2023	1

Reaves Utility Income Fund	Shareholder Letter

April 30 2023 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: 6 months ended April 30, 2023

Total net assets of the Fund were $2.16 billion on April 30, 2023, or $28.88 of net asset value (“NAV”) per common share. On October 31, 2022, net assets totaled $1.99 billion representing $27.71 of NAV per common share.

Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result, the market return to common shares can be higher or lower than the NAV return.

The market return for shareholders in the first half of fiscal 2023 was 8.64%, as is reflected in the table below. The share price of the Fund traded at a discount of 0.10% to NAV at April 30, 2023 versus a discount of 0.32% at the beginning of the fiscal year.

	6 months	One Year	Three Years^	Five Years^	Ten Years^	Since Inception^*
UTG (NAV)**	8.40%	-5.39%	6.68%	5.66%	6.89%	9.61%
UTG (Market)**	8.64%	-6.34%	5.61%	7.56%	7.30%	9.34%
S&P 500 Utilities Index[1]	4.92%	-0.21%	9.86%	9.54%	8.94%	9.59%
Dow Jones Utility Average[2]	6.98%	-0.65%	10.99%	9.93%	9.71%	10.62%

^	Annualized.

*	Index data since February 29, 2004.

**	Assumes all distributions being reinvested.

[1]	S&P 500 Utilities Index is a capitalization-weighted index containing 29 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.

[2]	The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

The performance data quoted represents past performance. Past performance is no guarantee of future results.

Distributions to Common Shareholders

The Fund’s monthly distribution amount of $0.19 per share was unchanged. For the first half of the 2023 fiscal year, the Fund expects total distributions to come from earned income (dividend income) and capital gains. For any given month, however, part of the distribution may be temporarily classified as a return of capital given the irregular realization of capital gains over the course of the year.

Leverage Facility

The Fund ended the period with $520 million in leverage, up $20 million from October 31, the end of fiscal-year 2022. Leverage was about 24% of net assets on April 30, 2023. For details about the leverage facility, please refer to Note 5 of the accompanying financial statements.

Portfolio Discussion and Outlook

The Reaves Utility Income Fund continued to generate tax advantaged income for investors. The Fund maintained its leverage in the low 20% range of net assets, which we think is a prudent level given market conditions. The individual companies in which the Fund invests proved resilient during the period. Most holdings grew earnings and increased dividends throughout the year, highlighting the defensiveness of the business models in which the Fund invests.

www.utilityincomefund.com	2

Reaves Utility Income Fund	Shareholder Letter

April 30 2023 (Unaudited)

In the six-month period ending April 30, 2023, the Fund generated a total return of about 8.40%. It paid approximately $83 million ($1.14 per share) in investor distributions. The results coincided with a generally strong equity market as well, as the S&P 500 Index was also up 8.64% in the period. Longer-term interest rates fell during the six month period and supported the market as investors gained confidence that inflation was in decline. For example, the U.S. Ten-Year Treasury Bond yield fell from 4.05% on October 31, 2022, to 3.42% on April 30, 2023. However, short-term interest rates continued to rise following a series of Federal Reserve target rate increases from 3.25% on October 31, 2022, to 5.00% on April 30, 2023.

Most companies held by the Fund generated a positive return in the period. Returns were led by foreign stocks, cable, data center, and utility investments. The enthusiasm that came with declining inflation led to increasing risk appetites which generally benefited stocks that had underperformed in the previous year. In the short-term, the Fed’s interest rate decisions at the next couple meetings will likely be the main driver of market direction, so we expect continued focus and volatility around each economic data point.

Fundamentally, we believe that the utility industry is well-positioned to benefit from the transition away from fossil fuels. The declining cost of renewable power plus long-term tax credits could lead to a growing investment opportunity for the industry and lower-cost power for customers. Grid reliability, especially with the potential introduction of significant amounts of intermittent renewable power, will remain an important issue as well. Between the two, utility backlogs over the next decade could be well above historic levels.

The cost of natural gas and power have fallen over the last six months, easing customer bill pressure. This type of environment can reduce a utility’s ability to increase its level of capital investment, as the decline in the commodity portion of the bill can offset the increase related to the infrastructure investment portion resulting in minimal overall changes to customer bills. We believe the sweet spot for a utility is when it can limit bill increases to two to three percent while growing its investment rate base in the high single digit range, and commodity price declines can help utility companies achieve this goal.

Communications companies roared back in the first half of the fiscal year. Outside of the wireless tower industry, all communications companies in the Fund generated positive results. Foreign telecom companies specifically were the strongest segment, helped by the weakness of the U.S. Dollar. Cable and data center stocks were also strong, reversing the weak results of last year. Concerns about growth for both segments eased, helping the stocks.

Wireless towers, on the other hand, remained weak amid concerns of a pause in growth. The tower industry has one of the best business models in our universe. Revenues come largely from long-term contracts with prices tied to inflation. However, capital cycle timing and rising short-term interest rates mean that growth next year may appear weaker than historic norms.

We remain optimistic about digital connectivity growth and fifth generation wireless networks. In the U.S., telecom giants will need to continue to construct and improve fifth generation wireless networks. While this is a highly competitive market, we expect infrastructure companies like wireless towers and data centers to be key beneficiaries of this buildout. In Canada, where competition is less acute, we are optimistic that population and economic growth will continue to underpin growing dividend income.

While the Fund invests primarily in utilities and telecommunications, we also retain a small portion of the portfolio in midstream energy, transportation, and logistics for diversification and inflation sensitivity. Here, midstream returns were negatively impacted by declining commodity prices while transportation stocks suffered after a railroad accident in Ohio.

Semi-Annual Report | April 30, 2023	3

Reaves Utility Income Fund	Shareholder Letter

April 30 2023 (Unaudited)

Thank you for your investment in the Fund. We encourage you to thoroughly read all of the information provided in this report and to contact us with any questions. The investment team at Reaves remains committed to achieving the Fund’s investment objectives and we look forward to keeping you updated on our progress.

Sincerely,

Timothy O. Porter, CFA, Portfolio Manager, Reaves Asset Management-CIO

John P. Bartlett, CFA, Portfolio Manager, Reaves Asset Management-President

Jay Rhame, Fund President, Portfolio Manager, Reaves Asset Management-CEO

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to the Additional Information section of this report for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The 10-year Treasury note is a debt obligation issued by the United States government with a maturity of 10 years upon initial issuance.

www.utilityincomefund.com	4

Reaves Utility Income Fund	Shareholder Letter

April 30, 2023 (Unaudited)

Growth of a hypothetical $10,000 investment

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE American: UTG) of $27.87 on April 30, 2013, and tracking its progress through April 30, 2023.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Semi-Annual Report | April 30, 2023	5

Reaves Utility Income Fund	Shareholder Letter

April 30, 2023 (Unaudited)

INDUSTRY ALLOCATION AS OF APRIL 30, 2023

Multi-Utilities - 43.95%
Electric Utilities - 26.12%
Diversified Telecommunications Services - 18.20%
Real Estate Investment Trusts (REITs) - 9.54%
Road & Rail - 6.83%
Oil, Gas & Consumable Fuels - 5.74%
Media - 5.04%
Independent Power and Renewable Electricity Producers - 3.17%
Water Utilities - 2.66%
Money Market Funds - 1.70%
Wireless Telecommunication Services - 0.59%
Pipelines - 0.14%
Cable & Satellite - 0.09%
Utilities - 0.04%

Industries are displayed as a % of net assets. Holdings are subject to change.

www.utilityincomefund.com	6

Reaves Utility Income Fund	Statement of Investments

April 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS - 121.84%
Diversified Telecommunications Services - 18.20%
BCE, Inc.	1,885,500	$90,635,984
Cogent Communications Holdings, Inc.(a)	10,000	690,400
Deutsche Telekom AG	4,268,042	102,901,047
Rogers Communications, Inc., Class B	1,265,000	62,500,720
Telus Corp.	4,020,100	85,217,753
Verizon Communications, Inc.(a)	1,313,924	51,019,669
		392,965,573
Electric Utilities - 26.12%
American Electric Power Co., Inc.(a)	600,000	55,452,000
Duke Energy Corp.(a)	956,000	94,529,280
Edison International(a)	200,000	14,720,000
Entergy Corp.	1,000,000	107,580,000
Exelon Corp.	1,149,961	48,804,345
FirstEnergy Corp.	448,100	17,834,380
Fortis, Inc.	53,000	2,327,230
NextEra Energy, Inc.	1,150,000	88,124,500
Pinnacle West Capital Corp.	698,000	54,765,080
PPL Corp.	2,706,000	77,716,320
Southern Co.	25,600	1,882,880
		563,736,015
Independent Power and Renewable Electricity Producers - 3.17%
Constellation Energy Corp.	885,333	68,524,800

Media - 5.04%
Charter Communications, Inc., Class A(a)(b)	70,500	25,993,350
Comcast Corp., Class A(a)	2,000,000	82,740,000
		108,733,350
Multi-Utilities - 43.95%
Alliant Energy Corp.(a)	1,733,100	95,563,134
Ameren Corp.(a)	1,149,000	102,226,530
CMS Energy Corp.(a)	1,400,500	87,195,130
DTE Energy Co.(a)	839,200	94,334,472
Enel SpA	6,465,257	44,162,253
NiSource, Inc.	3,265,966	92,949,392
OGE Energy Corp.	1,876,645	70,449,253
PG&E Corp.(a)(b)	4,106,300	70,258,793
Public Service Enterprise Group, Inc.	1,234,000	77,988,800
Sempra Energy	354,800	55,167,852
WEC Energy Group, Inc.(a)	890,578	85,646,886

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2023	7

Reaves Utility Income Fund	Statement of Investments

 April 30, 2023 (Unaudited)

	SHARES	VALUE
Multi-Utilities - 43.95% (continued)
Xcel Energy, Inc.	1,040,300	$72,727,373
		948,669,868

Oil, Gas & Consumable Fuels - 5.74%
DT Midstream, Inc.	570,000	28,083,900
TC Energy Corp.	1,150,000	47,771,000
Williams Cos., Inc.	1,590,000	48,113,400
		123,968,300

Real Estate Investment Trusts (REITs) - 9.54%
American Tower Corp.(a)	144,072	29,446,876
Crown Castle International Corp.(a)	312,500	38,465,625
Digital Realty Trust, Inc.(a)	377,737	37,452,624
Equinix, Inc.(a)	56,000	40,548,480
Rexford Industrial Realty, Inc.	225,000	12,548,250
SBA Communications Corp., Class A	181,700	47,403,713
		205,865,568

Road & Rail - 6.83%
Canadian Pacific Kansas City Ltd.	562,000	44,308,080
Norfolk Southern Corp.	225,100	45,702,053
Union Pacific Corp.	292,900	57,320,530
		147,330,663

Water Utilities - 2.66%
American Water Works Co., Inc.(a)	387,619	57,464,517

Wireless Telecommunication Services - 0.59%
Telenor ASA	1,012,388	12,629,854

TOTAL COMMON STOCKS
(Cost $2,483,066,555)		2,629,888,508

CORPORATE BONDS - 0.23%
Cable & Satellite - 0.09%
CSC Holdings, LLC, 6/1/2024, 5.250%	2,000,000	1,952,628

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	8

Reaves Utility Income Fund	Statement of Investments

April 30, 2023 (Unaudited)

	SHARES	VALUE
Pipelines - 0.14%
TC Pipelines, L.P., 3/13/2025, 4.375%	2,952,000	$2,901,944

TOTAL CORPORATE BONDS
(Cost $4,799,226)		4,854,572

PREFERRED STOCKS - 0.04%
Utilities - 0.04%
SCE Trust III, Class H, Perpetual Maturity, 5.750%(a)	15,473	331,122
SCE Trust IV, Class J, Perpetual Maturity, 5.375%(a)	29,927	609,015
		940,137

TOTAL PREFERRED STOCKS
(Cost $846,585)		940,137

MONEY MARKET FUNDS - 1.70%
Federated Treasury Obligations Money Market Fund, 4.690% (7-Day Yield)	36,697,212	36,697,212
TOTAL MONEY MARKET FUNDS
(Cost $36,697,212)		36,697,212

TOTAL INVESTMENTS - 123.81%
(Cost $2,525,409,578)		2,672,380,429

Leverage Facility - (24.09)%		(520,000,000)

Other Assets in Excess of Liabilities - 0.28%		6,191,631

NET ASSETS - 100%		$2,158,572,060

(a)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2023. (Note 5)

(b)	Non-income producing security.

Percentages are stated as a percent of the net assets applicable to common shareholders.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2023	9

Reaves Utility Income Fund	Statement of Assets and Liabilities

April 30, 2023 (Unaudited)

ASSETS:
Investments at value
Cost ($2,525,409,578)	$2,672,380,430
Cash	910,669
Receivable for investments sold	10,669,757
Dividends receivable	3,230,589
Interest receivable	220,395
Receivable for shares sold	206,619
Prepaid offering costs (Note 4)	53,319
Total Assets	2,687,671,778

LIABILITIES:
Loan payable	520,000,000
Interest payable on loan outstanding	1,120,214
Payable for investments purchased	6,221,820
Investment advisory fees payable (Note 7)	1,261,646
Administration fees payable (Note 7)	302,936
Trustees' fees payable (Note 7)	23,961
Accrued expenses and other payables	169,141
Total Liabilities	529,099,718
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,158,572,060

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) CONSIST OF:
Paid-in capital	1,980,414,764
Total distributable earnings	178,157,296
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,158,572,060

Shares of common stock outstanding of no par value, unlimited shares authorized	74,730,887
Net asset value per common share	$28.88

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	10

Reaves Utility Income Fund	Statement of Operations

For the Six Months Ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $1,511,856)	$47,809,513
Total Investment Income	47,809,513

EXPENSES:
Interest on loan	12,939,510
Loan commitment fees	26,875
Investment advisory fees	7,491,178
Administration fees	1,804,721
Trustees' fees	188,513
Miscellaneous fees	247,533
Total Expenses	22,698,330
Net Investment Income	25,111,183

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	71,861,571
Foreign currency related transactions	(36,322)
Net realized gain	71,825,249
Net change in unrealized appreciation/(depreciation) on:
Investments	71,676,989
Foreign currency related translations	7,302
Net change in unrealized appreciation	71,684,291
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	143,509,540
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$168,620,723

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2023	11

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS:
Net investment income	$25,111,183	$35,285,674
Net realized gain	71,825,249	134,244,184
Net change in unrealized appreciation/(depreciation)	71,684,291	(391,548,851)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	168,620,723	(222,018,993)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(83,646,026)	(157,015,699)
Total Distributions: Common Shareholders	(83,646,026)	(157,015,699)

CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	2,436,279	5,313,072
Shares sold, net of offering costs (Note 4)	76,443,740	210,386,361
Net Increase in Net Assets from Capital Share Transactions	78,880,019	215,699,433

Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders	163,854,716	(163,335,259)

NET ASSETS:
Beginning of period	1,994,717,344	2,158,052,603
End of period	$2,158,572,060	$1,994,717,344

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	12

Reaves Utility Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$168,620,723
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(553,814,990)
Net sales of short-term investment securities	72,252,332
Proceeds from disposition of investment securities	439,481,426
Amortization of premium and accretion of discount on investments	(50,030)
Net realized (gain)/loss on:
Investments	(71,861,571)
Net change in unrealized appreciation/depreciation on:
Investments	(71,676,989)
(Increase)/Decrease in assets:
Dividends receivable	(875,145)
Interest receivable	(63,688)
Prepaid offering costs	50,225
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	(22,626)
Loan commitment fees	(20,000)
Investment advisory fees	82,736
Administration fees	12,958
Trustee fees	1,381
Accrued expenses and other payables	136,241
Net Cash Used in Operating Activities	(17,747,017)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	$20,000,000
Proceeds from sales of shares, net of offering costs	79,241,613
Cash distributions paid on common shares	(81,209,748)
Net Cash Provided by Financing Activities	18,031,865

Net increase in cash	284,848
Cash, beginning balance	$625,821
Cash, ending balance	$910,669

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on loan outstanding during the period was:	$12,962,136
Non-cash financing activities not included in herein consist of reinvestment of distributions of:	2,436,279

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2023	13

Reaves Utility Income Fund	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses excluding interest to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(f)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	14

Reaves Utility Income Fund	Financial Highlights

For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

$27.71		$33.09	$30.77	$36.52	$31.74	$33.14

0.34		0.51	0.57	0.65	0.65	0.84
1.97		(3.61)	3.95	(4.24)	6.21	(0.25)
2.31		(3.10)	4.52	(3.59)	6.86	0.59

(1.14)		(0.53)	(0.57)	(0.85)	(0.64)	(0.83)
–		(1.75)	(1.63)	(1.31)	(1.44)	(1.16)
(1.14)		(2.28)	(2.20)	(2.16)	(2.08)	(1.99)

–		–	–	–	–	0.00 (c)
0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	–	–
0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	–	0.00 (c)
$28.88		$27.71	$33.09	$30.77	$36.52	$31.74
$28.85		$27.62	$33.96	$31.45	$37.09	$30.36
8.40%		(10.05%)	14.92%	(9.89%)	22.38%	2.39%
8.64%		(12.64%)	15.39%	(9.32%)	29.94%	4.63%

$2,158,572		$1,994,717	$2,158,053	$1,659,754	$1,779,985	$1,544,961
2.17	%(e)	1.42%	1.23%	1.50%	2.06%	1.90%
0.93	%(e)	1.04%	1.05%	1.09%	1.17%	1.10%
2.40	%(e)	1.60%	1.70%	2.00%	1.93%	2.62%
18%		37%	20%	38%	22%	24%

$520,000		$500,000	$450,000	$345,000	$445,000	$445,000
5,151		4,989	5,796	5,811	5,000	4,472

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2023	15

Reaves Utility Income Fund	Financial Highlights

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period

Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses excluding interest to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(f)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	16

Reaves Utility Income Fund	Financial Highlights

For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

$32.53	$30.29	$32.71	$27.91	$25.66

1.00	0.84	0.84	1.80	1.14
3.87	3.89	(1.47)	4.64	2.69
4.87	4.73	(0.63)	6.44	3.83

(1.04)	(0.99)	(0.89)	(1.50)	(1.51)
(1.80)	(0.83)	(0.90)	(0.14)	(0.07)
(2.84)	(1.82)	(1.79)	(1.64)	(1.58)

(1.42)	(0.67)	–	–	–
–	–	–	–	–
(1.42)	(0.67)	–	–	–
$33.14	$32.53	$30.29	$32.71	$27.91
$31.02	$30.00	$29.67	$30.88	$25.92
11.04%	14.31%	(1.78%)	24.24%	15.73%
12.70%	7.62%	1.91%	26.29%	9.05%

$1,612,865	$1,116,576	$878,952	$949,088	$809,731
1.66%	1.59%	1.62%	1.71%	1.71%
1.09%	1.14%	1.15%	1.16%	1.21%
2.97%	2.66%	2.67%	6.10%	4.33%
15%	34%	32%	26%	30%

$320,000	$320,000	$320,000	$290,000	$290,000
6,040	4,489	3,747	4,273	3,792

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2023	17

Reaves Utility Income Fund	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.

(b)	Effect of rights offerings for common shares at a price below market price.

(c)	Amount represents less than $0.005 per common share.

(d)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.

(e)	Annualized.

(f)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	18

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2023 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/ or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Reaves Asset Management ("Reaves" or the "Adviser"), as the valuation designee with respect to the fair valuation of the Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including circumstances under which the Adviser determines that prices received are not reflective of their market values. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Semi-Annual Report | April 30, 2023	19

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2023 (Unaudited)

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	—	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	—	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	—	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

www.utilityincomefund.com	20

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2023 (Unaudited)

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2023:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,629,888,508	$–	$–	$2,629,888,508
Corporate Bonds	–	4,854,572	–	4,854,572
Preferred Stocks	940,137	–	–	940,137
Money Market Funds	36,697,212	–	–	36,697,212
TOTAL	$2,667,525,857	$4,854,572	$–	$2,672,380,429

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level distribution rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. See Note 3.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first-in first-out basis for both financial reporting and income tax purposes.

NOTE 2. RISKS

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

Concentration Risk. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

Semi-Annual Report | April 30, 2023	21

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2023 (Unaudited)

Risk of Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), tariffs and trade disruptions, recession, changes in currency rates, terrorism, wars, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. For example, developments in the banking or financial services sectors could adversely impact a wide range of companies and issuers. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

www.utilityincomefund.com	22

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2023 (Unaudited)

NOTE 3. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended April 30, 2023, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2022
Distributions Paid From:
Ordinary Income	$36,286,616
Long-Term Capital Gain	120,729,083
Total	$157,015,699

As of April 30, 2023, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	275,940,434
Gross depreciation (excess of tax cost over value)	(130,908,584)
Net depreciation of foreign currency	(5,972)
Net unrealized appreciation	$145,025,878
Cost of investments for income tax purposes	$2,527,348,580

NOTE 4. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

The Fund has a registration statement on file with the SEC (the “Shelf Registration Statement”), pursuant to which the Fund may offer common shares, from time to time, in one or more offerings, up to a maximum aggregate offering price of $600,000,000 on terms to be determined at the time of the offering.

Semi-Annual Report | April 30, 2023	23

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2023 (Unaudited)

On September 19, 2022, the Fund entered into a distribution agreement (the “Distribution Agreement”) with Paralel Distributors LLC (“Paralel Distributors”), pursuant to which the Fund may offer and sell up to 8,000,000 of the Fund’s common shares from time to time through Paralel Distributors and a sub-placement agent in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.

The Distribution Agreement replaced the materially similar distribution agreement (“ADI Agreement”) between the Fund and ALPS Distributors, Inc. (“ADI”), which originally became effective November 14, 2019 and continued through September 19, 2022. Under the ADI Agreement, the Fund could offer up offer and sell up to 23,000,000 of the Fund’s common shares through ADI and a sub-placement agent in transactions deemed to be “at the market.”

During the period ended April 30, 2023, 2,668,278 common shares were sold totaling $76,443,740, in proceeds to the Fund, net of offering costs of $55,087. For the shares sold during the period ended April 30, 2023 pursuant to the Distribution Agreement, commissions totaling $772,729 were paid, of which $154,545 was retained by Paralel Distributors with the remainder paid to a sub-placement agent.

Offering costs paid as a result of the Fund’s Shelf Registration Statement but not yet incurred as of April 30, 2023 are approximately $53,319.

Transactions in common shares were as follows:

	Period Ended April 30, 2023	Year Ended October 31, 2022
Common Shares outstanding - beginning of period	71,977,354	65,211,164
Common Shares issued from sale of shares	2,668,278	6,600,257
Common Shares issued as reinvestment of dividends	85,255	165,932
Common Shares outstanding - end of period	74,730,887	71,977,353

NOTE 5. BORROWINGS

On April 27, 2022, the Fund entered into a Credit Agreement with State Street Bank and Trust Company. Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $650,000,000 (“Commitment Amount”). Interest is charged at a rate of the one month SOFR (“Secured Overnight Financing Rate”) plus 0.65%. Borrowings under the Credit Agreement are secured by all or a portion of assets of the Fund that are held by the Fund’s custodian in a memo-pledged account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on April 27, 2022. Under the terms of the Credit Agreement, effective June 27, 2022, a commitment fee applies when the amount outstanding is less than 80% of the Commitment Amount. This commitment fee is equal to 0.15% times the Commitment Amount less the amount outstanding under the Credit Agreement and is computed daily and payable quarterly in arrears.

For the period ended April 30, 2023, the average amount borrowed under the Credit Agreement was $515,248,619, at a weighted average rate of 4.99%. As of April 30, 2023, the amount of outstanding borrowings was $520,000,000, the interest rate was 5.54% and the fair value of pledged collateral was $1,043,227,360.

NOTE 6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period ended April 30, 2023, aggregated $559,659,771 and $450,151,183, respectively.

www.utilityincomefund.com	24

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2023 (Unaudited)

NOTE 7. MANAGEMENT FEES, ADMINISTRATION FEES AND TRANSACTIONS WITH AFFILIATES

Reaves serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% on assets up to $2.5 billion and 0.525% based on the Fund’s average daily total assets, computed daily and payable monthly 0.575% annually on assets up to $2.5 billion and 0.525% annual on assets over $2.5 billion.

Paralel Technologies LLC (“Paralel”) serves as the Fund’s administrator pursuant to an administration and fund accounting agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, Paralel receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. From its fees, Paralel pays all routine operating expenses incurred by the Fund with the exception of advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio; expenses associated with secondary offerings of shares; trustee fees and expenses; expenses associated with tender offers and other share repurchases; and other extraordinary expenses.

NOTE 8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Semi-Annual Report | April 30, 2023	25

Reaves Utility Income Fund	Additional Information

April 30, 2023 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

www.utilityincomefund.com	26

Reaves Utility Income Fund	Additional Information

April 30, 2023 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 430 W 7th Street Kansas City, MO 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 17, 2023 meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of Reaves Utility Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), approved the renewal of the investment advisory agreement between W.H. Reaves & Co. Inc. (the “Adviser” or “Reaves”) and the Fund (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one-year term.

At the Meeting and throughout the process of considering the renewal of the Advisory Agreement, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In approving the continuation of the Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Trustee’s business judgment after consideration of the information provided as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Semi-Annual Report | April 30, 2023	27

Reaves Utility Income Fund	Additional Information

April 30, 2023 (Unaudited)

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in determining to approve the renewal of the Advisory Agreement.

Nature, extent, and quality of services. The Trustees evaluated the nature, extent, and quality of the services that the Adviser provided to the Fund. In assessing the quality of the Adviser’s services, the Trustees recognized the various challenges involved in the operations of the Fund, such as the use of leverage and operations of its secondary offering program. The Board considered the complexity of the market environment which the Fund operated in. The Trustees also reviewed the Fund’s investment performance and considered its appraisal of the quality of the Adviser’s compliance program. The Trustees further examined the qualifications, experience, and capability of the Adviser’s management team and other personnel, noting the continued diligence and care that the Adviser showed in performing its duties and obligations. The Trustees also took into account information from the Adviser regarding its overall financial strength and the resources that it had available to serve the Fund. Based on the foregoing, the Trustees determined that they were satisfied with the nature, extent, and quality of the services that the Adviser provided to the Fund.

Performance of the Fund and the Adviser. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (the “Data Provider”). As reported by the Data Provider, when compared to the Fund's peer group, the Fund’s net total return (annualized) reflected below the peer group median’s short-term returns, while its longer-term performance outpaced the peer group’s median return. The Trustees considered recent market events and the Adviser’s management of the Fund through such events. The Board also considered the Adviser's successful management of the Fund’s distributions, noting the steady, sustainable growth of the distribution over the Fund’s history, and acknowledging the importance of these factors to many of the Fund’s shareholders.

Costs of services and profitability. The Trustees considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser from its relationship with the Fund. To facilitate this analysis, the Trustees retained the Data Provider to furnish a report comparing the Fund’s management fee and other expenses to the similar expenses of other comparable peer funds selected by the Data Provider. The Trustees reviewed, among other things, information provided by the Data Provider comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Data Provider expense group. Based on the data provided on management fee rates, the Trustees noted that the Fund’s contractual management fee rate and actual management fee rate were each lower than the median of the Data Provider peer group.

The Trustees also received comparative information from the Adviser with respect to its standard fees charged for investment advisory clients other than the Fund. The Trustees noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate was comparable to the Adviser’s standard fee schedule, while also noting the services provided by the Adviser to the Fund were more extensive and demanding than the services provided to its other accounts. Furthermore, the Trustees considered, based on the Adviser’s representation, that many of the Adviser’s other clients required different not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

www.utilityincomefund.com	28

Reaves Utility Income Fund	Additional Information

April 30, 2023 (Unaudited)

Profitability and economies of scale. The Adviser also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund. In reviewing those financial statements and other materials, the Trustees examined the profitability to the Adviser, noting that its profitability was not unreasonable in consideration of the services provided. The Trustees noted that there were no fee breakpoints in the Advisory Agreement and that any increases in the Fund’s assets are primarily attributable to market appreciation, dividend reinvestments, rights offerings, and the at-the-market offering program. In consideration of these factors and the fact that the Adviser's profitability was not unreasonable, the Board agreed that such fee arrangement continued to be appropriate.

Indirect benefits. The Trustees considered indirect benefits to the Adviser from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to the Adviser was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at https://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, or on the SEC’s website at https://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Copies of the Fund’s Forms N-PORT are available on the Commission’s website at https://www.sec.gov. Quarterly Holdings statements as of the first and third quarter of each fiscal year, and information on the Fund’s Forms N-PORT, are available on the Fund’s website at https://www.utilityincomefund.com, and are available without a charge, upon request, by contacting the Fund at 1-800-644-5571.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time common shares in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

Semi-Annual Report | April 30, 2023	29

Reaves Utility Income Fund	Additional Information

April 30, 2023 (Unaudited)

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended April 30, 2023				% Breakdown of the Total Cumulative Distributions for the fiscal period ended April 30, 2023
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.33217	$0.80783	$–	$1.14000	29.14%	70.86%	–%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s plan to support a level distribution.

ANNUAL MEETING OF SHAREHOLDERS

On April 4, 2023, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees. On January 31, 2023, the record date for the meeting, the Fund had 72,965,693 outstanding common shares. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:

Election of Mary K. Anstine as Trustee of the Fund:

	# of Votes Cast	% of Votes Cast
For	51,039,053	96.28%
Against/Withhold	1,972,116	3.72%
TOTAL	53,011,169	100.00%

www.utilityincomefund.com	30

Reaves Utility Income Fund	Additional Information

April 30, 2023 (Unaudited)

Election of Michael F. Holland as Trustee of the Fund:

	# of Votes Cast	% of Votes Cast
For	51,302,730	96.78%
Against/Withhold	1,708,439	3.22%
TOTAL	53,011,169	100.00%

Semi-Annual Report | April 30, 2023	31

REAVES UTILITY INCOME FUND

1700 Broadway, Suite 1850

Denver, CO 80290

1-800-644-5571

Paralel Technologies LLC’s affiliate, Paralel Distributors LLC, a FINRA member, serves as underwriter to the Fund’s at the market offering.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of July 10, 2023, Joseph (Jay) Rhame, III is a named Co-Portfolio Manager of the Fund. Information on Mr. Rhame is shown below:

Name	Title	Length of Service	Business Experience 5 Years
Joseph Rhame, III	Co-Portfolio Manager	Since June 2023	PM, Reaves Asset Management 2005-present

Other accounts managed by the Registrant’s Co-Portfolio Manager as of May 31, 2023:

Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
Joseph Rhame, III	1 account $42,421,438	0	593 accounts $373,460,531

Conflicts of Interest: There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the registrant's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the registrant's investment adviser may have in place that could benefit the registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed have an advisory fee based on the performance of an account.

Compensation of Portfolio Managers. Compensation paid by Reaves Assets Management, Inc. (the "Adviser") to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person's level of responsibility, and a bonus. The amount of the bonus is based on the overall after-tax profitability of the Adviser, each fiscal-year, and the contribution of each portfolio manager to the Adviser's overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser's book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser's ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

Dollar Range of Securities Owned by the Registrant's Portfolio Manager. Information is shown as of May 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant[1]
Joseph Rhame, III	$100,001 – $500,000

[1]	"Beneficial Ownership" is determined in accordance with Section 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(l5) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)	(1)	Not applicable to semi-annual report.

(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(b)	A certification for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Joseph Rhame III
Joseph Rhame III
President (Principal Executive Officer)

Date: July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph Rhame III
Joseph Rhame III
President (Principal Executive Officer)

Date: July 10, 2023

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer (Principal Financial Officer)

Date: July 10, 2023